UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2004

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 1.02 – TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Contemporaneously with the closing of the sale of Crown Castle UK Holdings Limited (“CCUK”) on August 31, 2004, as described under Item 2.01 below, approximately $1.3 billion of the proceeds from the transaction were used to fully repay the Company’s 2000 Credit Facility (“Credit Facility”). As a result of such payment, the Amended and Restated Credit and Exchange Offer Agreement dated as of October 10, 2003 among Crown Castle Operating Company, Crown Castle International Corp. de Puerto Rico, Crown Castle International Corp. and JPMorgan Chase Bank, as Administrative Agent, and the several Lenders which are parties thereto, evidencing the Credit Facility, was terminated.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2004, Crown Castle International Corp. (“Company”) completed the sale of its UK subsidiary, CCUK, to NGG Telecoms Investment Limited (“NGG”), an affiliate of National Grid Transco plc, under the terms of the Share Purchase Agreement, dated as of June 28, 2004 (“Share Purchase Agreement”) by and among the Company, NGG and National Grid Holdings One plc. The cash proceeds for the CCUK shares and intercompany debt was approximately $2.023 billion, taking into account preliminary working capital type adjustments.

The Share Purchase Agreement was previously filed as an exhibit to the Company’s Current Report on Form 8-K dated June 28, 2004 and filed with the SEC on June 30, 2004. There is no material relationship between NGG and the Company or any affiliate, director, officer, or associate of the Company.

Contemporaneously with the closing of the sale of CCUK, approximately $1.3 billion of the proceeds from the transaction were used to fully repay the Credit Facility.

ITEM 7.01 – REGULATION FD DISCLOSURE

On August 31, 2004, the Company issued a press release (“August 31 Release”) announcing the closing of the sale of CCUK and the repayment of the Credit Facility. The August 31 Release is attached as Exhibit 99.2 to this Form 8-K.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information.

The Company is filing as Exhibit 99.1 hereto the following unaudited pro forma condensed consolidated financial information, which is based on the historical financial statements of the Company and its majority and wholly-owned subsidiaries, adjusted to give effect to (i) the sale of CCUK and (ii) the repayment of the Credit Facility (“Transactions”):

(1)	Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the six months ended June 30, 2004;

(2)	Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information;

(3)	Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of June 30, 2004; and

(4)	Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Information.

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The Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the six months ended June 30, 2004 give effect to the Transactions as if they had occurred as of January 1, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of June 30, 2004 gives effect to the Transactions as if they had been completed as of June 30, 2004.

(c) Exhibits

As described in Item 9.01(b) of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Crown Castle International Corp.

As described in Item 7.01 of this Report, the following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.2	Press Release dated August 31, 2004

The information in Item 7.01 of this Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: September 7, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Crown Castle International Corp.

99.2	Press Release dated August 31, 2004

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